                                                                  EXHIBIT 24.1


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to (i) General Binding Corporation or (ii) Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), to sign the Registration Statement on Form S-4 of General Binding Corporation and the Subsidiary Guarantors relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ WILLIAM N. LANE III
                                              -----------------------------
                                              William N. Lane III

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to (i) General Binding Corporation or (ii) Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), to sign the Registration Statement on Form S-4 of General Binding Corporation and the Subsidiary Guarantors relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ WILLIAM R. CHAMBERS, JR.
                                              -----------------------------
                                              William R. Chambers, Jr.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ RICHARD U. DE SCHUTTER
                                              ------------------------------
                                              Richard U. De Schutter

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ THEODORE DIMITRIOU
                                              ---------------------------
                                              Theodore Dimitriou

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ RUDOLPH GRUA
                                              -------------------
                                              Rudolph Grua

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ THOMAS V. KALEBIC
                                              -------------------------
                                              Thomas V. Kalebic

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ JAMES A. MILLER
                                              -----------------------
                                              James A. Miller

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ ARTHUR C. NIELSEN, JR.
                                              ----------------------------
                                              Arthur C. Nielsen, Jr.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                             /s/ WARREN R. ROTHWELL
                                             ------------------------
                                             Warren R. Rothwell

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Govi C. Reddy and Steven Rubin and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to General Binding Corporation to sign the Registration Statement on Form S-4 of General Binding Corporation and Baker School Specialty Co., Inc., GBC Business Equipment, Inc., GBC India Holdings Inc., GBC International, Inc., GBC Metals Corp., Ibico Inc., Pro-Tech Engineering Co., Inc., Sickinger Company, U.S. Ring Binder Corp. and VeloBind, Incorporated (the "Subsidiary Guarantors"), relating to the registration of $150,000,000 aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") to be issued by General Binding Corporation and the guarantees of the Exchange Notes by the Subsidiary Guarantors, and any or all amendments to such registration statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1998.


                                              /s/ ROBERT J. STUCKER
                                              -----------------------
                                              Robert J. Stucker